                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                 August 20, 2003

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

                             RHODE ISLAND 05-0318215
          (STATE OR OTHER JURISDICTION OF (IRS EMPLOYER IDENTIFICATION
                     INCORPORATION OR ORGANIZATION) NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.      Exhibit

99.1             Press Release dated August 20, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 20,  2003,  Astro-Med,  Inc.  issued a press  release in which it disclosed unaudited financial information related to second quarter consolidated earnings.  A copy of the press  release  relating  to such  announcement,  dated
August 20, 2003, is attached hereto as Exhibit 99.1 and is  incorporated  herein by  reference.  This  information  shall not be deemed  "filed" for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"),  or  incorporated  by reference in any filing under the Securities Act of
1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: August 20, 2003                       ASTRO-MED, INC.

                                        By:  /s/ Joseph P. O'Connell
                                            -------------------------------------
                                                 Joseph P. O'Connell
                                                 Vice President and Treasurer Chief
                                                 Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated August 20, 2003

Exhibit 99.1 - Press Release
----------------------------

--------------------------------------------------------------------------------
                                  PRESS RELEASE
--------------------------------------------------------------------------------

                                 ASTRO-MED, INC.
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

            Astro-Med Reports Strong Second Quarter on Record Sales;
                     Directors Declare Regular Cash Dividend

For Immediate Release

Contact:  Albert W. Ondis, CEO
          Joseph P. O'Connell, CFO                              August 20, 2003
          Astro-Med, Inc.
          (401) 828-4000

     West  Warwick,  RI  --  Astro-Med,  Inc.  (NASDAQ:ALOT)  reports  sales  of
$14,023,000  and net  income of  $810,000,  or 18 cents per share for the Second
Quarter ending August 2, 2003. During the  corresponding  period of the previous year, the Company reported sales of $12,970,000 and net income of $156,000, or 4 cents per share.

     Commenting on the results, Albert W. Ondis, Chief Executive Officer stated,
"We are quite  pleased  with the  Company's  financial  results  for the  Second
Quarter.  This is the  first  time in the  history  of the  Company  that  sales exceeded  $14  million  during a  quarter.  With new orders  reaching  more than
$14,500,000 in the Second  Quarter,  it is clear that demand for our products is solid.

     "We saw increases in our domestic and export  markets which grew 9% and 26%
respectively, excluding the impact of foreign exchange. Astro-Med's suite of new products,  including  QuickLabel  Systems'  QLS-4100  Xe and  QLS-8100  Xe color printers, Grass-Telefactor's Comet(R)EEG and PSG (Sleep) Systems, and Test &
Measurement's  ToughWriter(R)printer  and Dash 8X recorder, all showed increased demand in the quarter.

     "Gross profit margins  improved in the Second Quarter to 41.5%,  versus the prior  year's  level of 37.4%,  and the  First  Quarter's  margin of 38.2%.  The improved  profit  margins  enabled  the Company to achieve an  operating  profit margin of 7% in the Second  Quarter.  Our  Balance  Sheet  remains  solid and we increased our cash and marketable securities balance to $8,300,000 at the end of the Quarter from $7,300,000 at year's end."

     On  August  19,  2003 the  Directors  of  Astro-Med  declared  the  regular quarterly  cash  dividend  of 4 cents per share  payable  on  October 2, 2003 to shareholders of record on September 13, 2003.

     The Second Quarter  conference  call will be held on Wednesday,  August 20,
2003 at 5:00 PM EDT. It will be  broadcast  in real time on the Internet via our website  at  www.astromed.com.  We invite  you to log on and listen in on August
20th or access  the  broadcast  anytime  for up to 5 days  following  the event.

     Astro-Med,  Inc. is a leading  manufacturer of high tech specialty printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                 ASTRO-MED, INC.

                                                  Second Quarter                      Six-Months Ended
                                          August 2, 2003     August 3, 2002     August 2, 2003    August 3, 2002
                                          --------------     --------------     --------------    --------------

Net Sales                                    $14,023,000        $12,970,000        $27,237,000       $24,412,000
Net Income (Loss)                               $810,000           $156,000         $1,316,000        ($477,000)
Net Income (Loss) Per Share - Basic                $0.19              $0.04              $0.31           ($0.11)
Net Income (Loss) Per Share - Diluted              $0.18              $0.04              $0.30           ($0.11)
Dividends Per Share                                $0.04              $0.04               $.08             $0.08
Weighted Average Common Shares                 4,216,000          4,268,000          4,235,000         4,268,000
   Outstanding - Basic
Weighted Average Common Shares                 4,574,000          4,297,000          4,415,000         4,268,000
   Outstanding - Diluted

                              Safe Harbor Statement

     This news release contains forward-looking  statements,  and actual results may vary from those expressed or implied herein. Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2003 annual report and its annual and quarterly filings with the Securities and Exchange Commission.

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